Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Supplement dated July 3, 2019 to the
Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for each of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (each a Fund and collectively, the Funds), and should be retained for future reference.

The Boards of Directors/Trustees of the Portfolios have appointed Dino Capasso to serve as the Chief Compliance Officer of the Funds, effective immediately. Mr. Capasso replaces Chad A. Earnst.

I.	All information in respect to Mr. Earnst is hereby deleted.

II.

In order to reflect Mr. Capasso’s appointment as Chief Compliance Officer, the following biographical information is hereby inserted into the table in Part I of each Fund’s SAI, in the section entitled “INFORMATION ABOUT TRUSTEES AND OFFICERS” in the SAI for the Advanced Series Trust and The Prudential Series Fund, and in the section entitled “MANAGEMENT OF THE FUND” in the SAI for Prudential’s Gibraltar Fund, Inc.

Trust Officers
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Dino Capasso 8/19/1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc.,  PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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